EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Wendell P. Weeks, Chairman and Chief Executive Officer of Corning Incorporated (the “Company”) and James B. Flaws, Vice Chairman and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Annual Report of the Company on Form 10-K for the annual period ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    February 15, 2008

/s/	Wendell P. Weeks
Wendell P. Weeks
Chairman and Chief Executive Officer
/s/	James B. Flaws
James B. Flaws
Vice Chairman and Chief Financial Officer

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